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                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549
                            ---------------
                               FORM 8-K

                             CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

                    Date of Report: MARCH 15, 2004
            Date of Earliest Event Reported: MARCH 15, 2004

                        LIBERTY MEDIA CORPORATION
         (Exact Name of Registrant as Specified in its Charter)

                               DELAWARE
             (State or Other Jurisdiction of Incorporation)

           0-20421                            84-1288730
  (Commission File Number)       (I.R.S. Employer Identification No.)

                         12300 LIBERTY BLVD.
                      ENGLEWOOD, COLORADO 80112
      (Address of principal executive offices, including zip code)

     Registrant's telephone number, including area code: (720) 875-5400

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ITEM 9. REGULATION FD DISCLOSURE

The press release attached hereto as Exhibit 99.1 describing Liberty Media's intention to spin off its international businesses is being furnished to the SEC under Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 15, 2004, Liberty Media Corporation (the "Company") issued a press release (the "Press Release") setting forth information, including financial information regarding certain of its privately held assets, which supplements the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Annual Report on Form 10-K for the year ended December 31,
2003, which was filed with the Securities and Exchange Commission (the "SEC") on March 15, 2004. The information included in the Press Release is not meant to serve as a release of financial results of the Company. The Press Release also includes certain guidance for 2004.

This Form 8-K and the Press Release attached hereto as an Exhibit 99.2, insofar as they disclose historical information regarding Liberty's results of operations or financial condition for the year ended December 31, 2003, are being furnished to the SEC under Item 12 of Form 8-K.

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                                SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2004

                                       LIBERTY MEDIA CORPORATION

                                       By: /s/ Christopher W. Shean
                                           ------------------------
                                           Name:   Christopher W. Shean
                                           Title:  Senior Vice President
                                                    and Controller